Exhibit 10.1

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT (the “Amendment”) to the EMPLOYMENT AGREEMENT between GLENN PRILLAMAN (“Employee”) and STANLEY FURNITURE COMPANY, INC., a Delaware corporation (the “Company”), dated July 22, 2016 (the “Employment Agreement”), shall be effective November 30, 2016.

WHEREAS, the Employee and the Company have the power to amend the Employment Agreement and now wish to do so;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties agree as follows:

1.         Section 3(a) of the Employment Agreement is hereby amended in its entirety as follows:

Salary. During the Employee’s employment hereunder, the Company shall pay the Employee for all services rendered by the Employee a base salary at an annual rate of at least $255,000, with upward adjustments as the Board of Directors of the Company shall deem appropriate (the “Salary”); provided, however, that the Employee’s Salary for calendar year 2017 shall be $191,250. The Salary shall be payable to the Employee in accordance with the Company’s usual paying practices, but not less frequently than monthly. For avoidance of doubt, any quarterly “make-whole” payment which Employee has received or is entitled to receive for calendar year 2017 pursuant to resolutions adopted by the Company’s Compensation and Benefits Committee as of the date hereof shall be treated as part of Employee’s (i) Salary for calendar year 2017 for purposes of Section 17(b) of this Agreement and (ii) “annual base salary” for calendar year 2017 for purposes of determining his “Base Salary Amount” as defined in his Change in Control Agreement.

2.         In all other respects, the Employment Agreement is hereby ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Employee and the Company have executed this Amendment as of the day and year above written.

COMPANY:

STANLEY FURNITURE COMPANY, INC.

By:

/s/T. Scott McIhenny, Jr.______

T. Scott McIlhenny, Jr., Chairman,

Compensation and Benefits Committee

EMPLOYEE:

/s/Glenn Prillaman__________________

Glenn Prillaman